UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 4, 2020 (December 2, 2020)

Allegheny Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-12001	25-1792394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Six PPG Place, Pittsburgh, Pennsylvania	15222-5479
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(412) 394-2800

N/A
(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ATI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05          Costs Associated with Exit or Disposal Activities

On December 2, 2020, Allegheny Technologies Incorporated (the “Company”) announced that it is exiting standard stainless sheet products, streamlining the production footprint of its Advanced Alloys and Solutions (“AA&S”) segment and making certain capital investments to increase its focus on higher-margin products and the aerospace and defense end markets.  In connection with these changes, the Company plans to cease production activities at five locations by year-end 2021, and expects to incur one-time charges in the range of $25 to $30 million to be expensed in the fourth quarter of 2020.

Item 2.06          Material Impairments

On December 2, 2020, the Company announced that, based on several factors, including its decision to exit standard stainless sheet products, it had concluded that the fair values of certain production assets were below their carrying amounts.  Consequently, the Company’s fourth quarter results will include approximately $1 billion of non-cash charges for long-lived asset impairments, predominantly associated with ATI’s Brackenridge, PA operations, including the Hot-Rolling and Processing Facility.

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2020, the Company announced that Kim Fields, currently Executive Vice President for the Company’s AA&S segment, will assume responsibility for both the High Performance Materials and Components (HPMC) and AA&S segments, effective January 1, 2021. John Sims, who has led the HPMC business since 2013, will continue as Senior Advisor to the CEO until his intended retirement from the company in 2021.

Item 7.01          Regulation FD Disclosure

The Company issued a press release (the “Press Release”) regarding the foregoing matters.  The text of the Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K.  The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.         Exhibit

(d)           Exhibit 99.1          Press release dated December 2, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED

By:	/s/: Elliot S. Davis
Elliot S. Davis
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Dated:  December 4, 2020